SECURITIES AND EXCHANGE COMMISSION

                 		     WASHINGTON, D.C. 20549

			                             FORM 8-K

		                  PURSUANT TO SECTION 13 OR 15(d)
	               	OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 4, 1999

               		            ALCOA INC.
			                          ----------
     (Exact name of registrant as specified in its charter)


    	Pennsylvania                    1-3610            25-0317820
     ------------                    ------            ----------
(State or other jurisdiction  (Commission File No.  (I.R.S. Employer
	    of incorporation)                             Identification No.)


201 Isabella Street, Pittsburgh, Pennsylvania         15212-5858
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  (Address of principal executive offices)            (Zip code)

Registrant's telephone number including area code:  412-553-4707
                                  		         			    ------------

     		  Formerly, Aluminum Company of America
		       -------------------------------------
(Former name or Former address, if changed since last report.)


Item 5. Other Events.

    Effective January 1, 1999 the company's name was changed from Aluminum Company of America to Alcoa Inc. The company's stock symbol remains AA.

                        		SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the following authorized officer.

                                   				ALCOA INC.


                                  				By  /s/Richard B. Kelson
Date: January 4, 1998                     Richard B. Kelson
             			                          Executive Vice President
				                                      and Chief Financial Officer